COLUMBIA FUNDS SERIES TRUST

Columbia High Income Fund

(the “Fund”)

Supplement dated October 27, 2010 to

the Fund’s Statement of Additional Information dated September 27, 2010

Effective at the open of business on October 27, 2010 (the “Effective Date”), MacKay Shields LLC (“MacKay Shields”) will no longer serve as the subadviser to the Fund. On the Effective Date, Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, will assume day-to-day management responsibility for the Fund’s assets.

1. Glossary. In the section entitled “Glossary”, the definition of MacKay Shields is replaced in its entirety with the following:

MacKay Shields LLC, formerly the investment subadviser to High Income Fund

2. Portfolio Manager Information. On the Effective Date, the following changes are made to the section entitled “Investment Advisory and Other Services – The Adviser and Investment Advisory Services”:

•	The table in the sub-section entitled “—Portfolio Manager(s)” is modified by replacing the row for Brian Lavin with the following:

Portfolio Manager	Fund
Brian Lavin, CFA	High Income Fund Total Return Bond Fund

•	The table entitled “Other Accounts Managed (excluding the Fund)” in the sub-section entitled “—Portfolio Manager(s) Information” is modified by adding the following row for High Income Fund:

Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
High Income Fund	Brian Lavin, CFA[x]	13 RICs	$10,213 million	None	None	(2)
		1 PIV	$10.48 million
		3 other accounts	$684.84 million

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
X	Information provided as of August 31, 2010.

•	The table in the sub-section entitled “—Performance Benchmarks” is modified by adding the following row to the table:

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Brian Lavin	High Income Fund	Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

3. Other Information Relating to MacKay Shields. Disclosure relating to MacKay Shields is modified to reflect the subadviser’s termination as of the Effective Date. The sections entitled “Investment Advisory and Other Services – The Subadvisers and Investment Subadvisory Services – MacKay Shields – Services Provided”, “—MacKay Shields Portfolio Manager(s)”, “—MacKay Shields Portfolio Manager(s) Information”, “—MacKay Shields Portfolio Manager(s) Compensation”, and “–MacKay Shields Portfolio Managers and Potential Conflicts of Interest” are hereby deleted. In addition, MacKay Shields’ Proxy Voting Policies and Procedures are removed from Appendix B.

Shareholders should retain this Supplement for future reference.

C-1066-3 A (10/10)